Eqogtkec!Kpeqtrqtcvgf! Cppwcn!Oggvkpi!qh!Ujctgjqnfgtu Crtkn!35-!3129 Eqogtkec!Dcpm!Vqygt Fcnncu-!Vgzcu Uchg!Jctdqt!Uvcvgogpv 3 Cp{!uvcvgogpvu!kp!vjku!rtgugpvcvkqp!vjcv!ctg!pqv!jkuvqtkecn!hcevu!ctg!hqtyctf.nqqmkpi!uvcvgogpvu!cu!fghkpgf!kp!vjg!Rtkxcvg!Ugewtkvkgu!Nkvkicvkqp!Tghqto!Cev!qh!2;;6/!Yqtfu! uwej!cu!•cpvkekrcvgu-–!•dgnkgxgu-–!•eqpvgorncvgu-–!•hggnu-–!•gzrgevu-–!•guvkocvgu-–!•uggmu-–!•uvtkxgu-–!•rncpu-–!•kpvgpfu-–!•qwvnqqm-–!•hqtgecuv-–!•rqukvkqp-–!•vctigv-–!•okuukqp-–! •cuuwog-–!•cejkgxcdng-–!•rqvgpvkcn-–!•uvtcvgi{-–!•iqcn-–!•curktcvkqp-–!•qrrqtvwpkv{-–!•kpkvkcvkxg-–!•qwveqog-–!•eqpvkpwg-–!•tgockp-–!•ockpvckp-–!•qp!vtcem-–!•vtgpf-–!•qdlgevkxg-–!•nqqmu! hqtyctf-–!•rtqlgevu-–!•oqfgnu–!cpf!xctkcvkqpu!qh!uwej!yqtfu!cpf!ukoknct!gzrtguukqpu-!qt!hwvwtg!qt!eqpfkvkqpcn!xgtdu!uwej!cu!•yknn-–!•yqwnf-–!•ujqwnf-–!•eqwnf-–!•okijv-–!•ecp-–! •oc{–!qt!ukoknct!gzrtguukqpu-!cu!vjg{!tgncvg!vq!Eqogtkec!qt!kvu!ocpcigogpv-!ctg!kpvgpfgf!vq!kfgpvkh{!hqtyctf.nqqmkpi!uvcvgogpvu/ Vjgug!hqtyctf.nqqmkpi!uvcvgogpvu!ctg! rtgfkecvgf!qp!vjg!dgnkghu!cpf!cuuworvkqpu!qh!Eqogtkec(u!ocpcigogpv!dcugf!qp!kphqtocvkqp!mpqyp!vq!Eqogtkec(u!ocpcigogpv!cu!qh!vjg fcvg!qh!vjku!rtgugpvcvkqp!cpf!fq! pqv!rwtrqtv!vq!urgcm!cu!qh!cp{!qvjgt!fcvg/!Hqtyctf.nqqmkpi!uvcvgogpvu!oc{!kpenwfg!fguetkrvkqpu!qh!rncpu!cpf!qdlgevkxgu!qh!Eqogtkec(u!ocpcigogpv!hqt!hwvwtg!qt!rcuv! qrgtcvkqpu-!rtqfwevu!qt!ugtxkegu-!kpenwfkpi!vjg!Itqyvj!kp!Ghhkekgpe{!cpf!Tgxgpwg!kpkvkcvkxg!)•IGCT!Wr–*-!cpf!hqtgecuvu!qh!Eqogtkec(u!tgxgpwg-!gctpkpiu!qt!qvjgt!ogcuwtgu! qh!geqpqoke!rgthqtocpeg-!kpenwfkpi!uvcvgogpvu!qh!rtqhkvcdknkv{-!dwukpguu!ugiogpvu!cpf!uwdukfkctkgu!cu!ygnn!cu!guvkocvgu!qh!vjg!geqpqoke!dgpghkvu!qh!vjg!IGCT!Wr! kpkvkcvkxg-!guvkocvgu!qh!etgfkv!vtgpfu!cpf!inqdcn!uvcdknkv{/!Uwej!uvcvgogpvu!tghngev!vjg!xkgy!qh!Eqogtkec(u!ocpcigogpv!cu!qh!vjku!fcvg!ykvj!tgurgev!vq!hwvwtg!gxgpvu!cpf!ctg! uwdlgev!vq!tkumu!cpf!wpegtvckpvkgu/!Ujqwnf!qpg!qt!oqtg!qh!vjgug!tkumu!ocvgtkcnk|g!qt!ujqwnf!wpfgtn{kpi!dgnkghu!qt!cuuworvkqpu rtqxg!kpeqttgev-!Eqogtkec(u!cevwcn!tguwnvu! eqwnf!fkhhgt!ocvgtkcnn{!htqo!vjqug!fkuewuugf/!Hcevqtu!vjcv!eqwnf!ecwug!qt!eqpvtkdwvg!vq!uwej!fkhhgtgpegu!ctg!ejcpigu!kp!igpgtcn!geqpqoke-!rqnkvkecn!qt!kpfwuvt{!eqpfkvkqpu=! ejcpigu!kp!oqpgvct{!cpf!hkuecn!rqnkekgu=!yjgvjgt!Eqogtkec!oc{!cejkgxg!qrrqtvwpkvkgu!hqt!tgxgpwg!gpjcpegogpvu!cpf!ghhkekgpe{!kortqxgogpvu!wpfgt!vjg!IGCT!Wr! kpkvkcvkxg-!qt!ejcpigu!kp!vjg!ueqrg!qt!cuuworvkqpu!wpfgtn{kpi!vjg!IGCT!Wr!kpkvkcvkxg=!qrgtcvkqpcn!fkhhkewnvkgu-!hcknwtg!qh!vgejpqnqi{!kphtcuvtwevwtg!qt!kphqtocvkqp!ugewtkv{! kpekfgpvu=!tgnkcpeg!qp!qvjgt!eqorcpkgu!vq!rtqxkfg!egtvckp!mg{!eqorqpgpvu!qh!dwukpguu!kphtcuvtwevwtg=!Eqogtkec(u!cdknkv{!vq!ockpvckp!cfgswcvg!uqwtegu!qh!hwpfkpi!cpf! nkswkfkv{=!vjg!ghhgevu!qh!oqtg!uvtkpigpv!ecrkvcn!qt!nkswkfkv{!tgswktgogpvu=!fgenkpgu!qt!qvjgt!ejcpigu!kp!vjg!dwukpguugu!qt!kpfwuvtkgu!qh!Eqogtkec(u!ewuvqogtu=!wphcxqtcdng! fgxgnqrogpvu!eqpegtpkpi!etgfkv!swcnkv{=!ejcpigu!kp!tgiwncvkqp!qt!qxgtukijv=!ejcpigu!kp!vjg!hkpcpekcn!octmgvu-!kpenwfkpi!hnwevwcvkqpu!kp!kpvgtguv!tcvgu!cpf!vjgkt!korcev!qp! fgrqukv!rtkekpi=!vtcpukvkqpu!cyc{!htqo!NKDQT!vqyctfu!pgy!kpvgtguv!tcvg!dgpejoctmu=!tgfwevkqpu!kp!Eqogtkec(u!etgfkv!tcvkpi=!fcocig!vq!Eqogtkec(u!tgrwvcvkqp=!Eqogtkec(u! cdknkv{!vq!wvknk|g!vgejpqnqi{!vq!ghhkekgpvn{!cpf!ghhgevkxgn{!fgxgnqr-!octmgv!cpf!fgnkxgt!pgy!rtqfwevu!cpf!ugtxkegu=!eqorgvkvkxg!rtqfwev!cpf!rtkekpi!rtguuwtgu!coqpi!hkpcpekcn! kpuvkvwvkqpu!ykvjkp!Eqogtkec(u!octmgvu=!vjg!kpvgtfgrgpfgpeg!qh!hkpcpekcn!ugtxkeg!eqorcpkgu=!vjg!korngogpvcvkqp!qh!Eqogtkec(u!uvtcvgikgu!cpf!dwukpguu!kpkvkcvkxgu=!ejcpigu! kp!ewuvqogt!dgjcxkqt=!ocpcigogpv(u!cdknkv{!vq!ockpvckp!cpf!gzrcpf!ewuvqogt!tgncvkqpujkru=!vjg!ghhgevkxgpguu!qh!ogvjqfu!qh!tgfwekpi!tkum!gzrquwtgu=!vjg!ghhgevu!qh! ecvcuvtqrjke!gxgpvu!kpenwfkpi-!dwv!pqv!nkokvgf!vq-!jwttkecpgu-!vqtpcfqgu-!gctvjswcmgu-!hktgu-!ftqwijvu!cpf!hnqqfu=!vjg!ghhgevu!qh!tgegpv!vcz!tghqto!cpf!rqvgpvkcn!ngikuncvkxg-! cfokpkuvtcvkxg!qt!lwfkekcn!ejcpigu!qt!kpvgtrtgvcvkqpu!tgncvgf!vq!vjgug!cpf!qvjgt!vcz!tgiwncvkqpu=!cp{!hwvwtg!uvtcvgike!ceswkukvkqpu!qt!fkxguvkvwtgu=!ocpcigogpv(u!cdknkv{!vq! tgvckp!mg{!qhhkegtu!cpf!gornq{ggu=!vjg!korcev!qh!ngicn!cpf!tgiwncvqt{!rtqeggfkpiu!qt!fgvgtokpcvkqpu=!vjg!ghhgevu!qh!vgttqtkuv cevkxkvkgu!cpf!qvjgt!jquvknkvkgu=!ejcpigu!kp! ceeqwpvkpi!uvcpfctfu=!vjg!etkvkecn!pcvwtg!qh!Eqogtkec(u!ceeqwpvkpi!rqnkekgu!cpf!vjg!xqncvknkv{!qh!Eqogtkec”u!uvqem!rtkeg/!Eqogtkec!ecwvkqpu!vjcv!vjg!hqtgiqkpi!nkuv!qh!hcevqtu!ku! pqv!cnn.kpenwukxg/!Hqt!fkuewuukqp!qh!hcevqtu!vjcv!oc{!ecwug!cevwcn!tguwnvu!vq!fkhhgt!htqo!gzrgevcvkqpu-!rngcug!tghgt!vq!qwt!hknkpiu!ykvj!vjg!Ugewtkvkgu!cpf!Gzejcpig! Eqookuukqp/!Kp!rctvkewnct-!rngcug!tghgt!vq!•Kvgo!2C/!Tkum!Hcevqtu–!dgikppkpi!qp!rcig!22!qh!Eqogtkec(u!Cppwcn!Tgrqtv!qp!Hqto!21.M hqt!vjg!{gct!gpfgf!Fgegodgt!42-! 3128/!Hqtyctf.nqqmkpi!uvcvgogpvu!urgcm!qpn{!cu!qh!vjg!fcvg!vjg{!ctg!ocfg/!Eqogtkec!fqgu!pqv!wpfgtvcmg!vq!wrfcvg!hqtyctf.nqqmkpi!uvcvgogpvu!vq!tghngev!hcevu-! ektewouvcpegu-!cuuworvkqpu!qt!gxgpvu!vjcv!qeewt!chvgt!vjg!fcvg!vjg!hqtyctf.nqqmkpi!uvcvgogpvu!ctg!ocfg/!Hqt!cp{!hqtyctf.nqqmkpi!uvcvgogpvu!ocfg!kp!vjku!rtgugpvcvkqp!qt! kp!cp{!fqewogpvu-!Eqogtkec!enckou!vjg!rtqvgevkqp!qh!vjg!uchg!jctdqt!hqt!hqtyctf.nqqmkpi!uvcvgogpvu!eqpvckpgf!kp!vjg!Rtkxcvg!Ugewtkvkgu!Nkvkicvkqp!Tghqto!Cev!qh!2;;6/

Eqogtkec<!Ftkxgtu!qh!qwt!Uweeguu QWT!OKUUKQP Yg!yknn!cejkgxg!dcncpegf!itqyvj!cpf! rtqhkvcdknkv{!d{!fgnkxgtkpi!c!jkijgt!ngxgn!qh! dcpmkpi!vjcv!pwtvwtgu!nkhgnqpi!tgncvkqpujkru!ykvj! wpycxgtkpi!kpvgitkv{!cpf!hkpcpekcn!rtwfgpeg/ QWT!XKUKQP Vq!dgeqog!vjg!jkijguv!rgthqtokpi-!oquv! tgurgevgf!cpf!oquv!fguktgf!dcpm!kp!vjg! octmgvu!yg!ugtxg/! QWT!EQTG!XCNWGU Ewuvqogt.egpvtkekv{ Eqnncdqtcvkqp Kpvgitkv{ Gzegnngpeg Ciknkv{ Fkxgtukv{ Kpxqnxgogpv QWT!RTQOKUG Yg!yknn!tckug!{qwt!gzrgevcvkqpu!qh! yjcv!c!dcpm!ecp!dg/! 4 Okejkicp %23/7! 37& Ecnkhqtpkc %29/4! 49& Vgzcu %;/9! 31& Qvjgt! Octmgvu %8/7! 27& Okejkicp %32/3! 49& Ecnkhqtpkc %28/2! 42& Vgzcu %;/3! 27& Qvjgt %9/7! 26& Nqcpu! %59/5 Fgrqukvu! %67/2 2 NQPI!JKUVQT[ PKODNG!UK\G %85D!KP!CUUGVU CVVTCEVKXG! HQQVRTKPV RTKOCTKN[!C! DWUKPGUU!DCPM TGNCVKQPUJKR! DCPMKPI! UVTCVGI[ EQPUGTXCVKXG Fkxgtug!Igqitcrj{ )%!kp!dknnqpu=!2S29!cxgtcig*NQPI!JKUVQT[ PKODNG!UK\G %83D!KP!CUUGVU CVVTCEVKXG! HQQVRTKPV RTKOCTKN[!C! DWUKPGUU!DCPM EQPUGTXCVKXG TGNCVKQPUJKR! DCPMKPI! UVTCVGI[ 4042029 " 2Eqpukuvu!qh!Qvjgt!Octmgvu!)%8/8D*!'!Hkpcpeg0!Qvjgt!)%1/;D*!" Vqvcnu!ujqyp!cdqxg!oc{!pqv!hqqv!fwg!vq!tqwpfkpi Eqogtkec<!Mg{!Uvtgpivju Hqwpfgf!27;!{gctu!ciq Rtqfwevu!'!ugtxkegu!qh!c!nctig!dcpm! ykvj!vjg!ewnvwtg!qh!c!eqoowpkv{!dcpm Uvtqpi!rtgugpeg!kp!Vgzcu-! Ecnkhqtpkc-!'!Okejkicp Eqorngogpvgf!d{!Tgvckn!Dcpm!'! Ygcnvj!Ocpcigogpv Vtwuvgf!Cfxkuqt!crrtqcej Uvtqpi!ecrkvcn!rqukvkqp- Rtwfgpv!etgfkv!wpfgtytkvkpi 5

3128!Hkpcpekcn!Ceeqornkujogpvu 95&!kpetgcug!kp!rtg.vcz!kpeqog!'!65&!kpetgcug!kp!gctpkpiu!rgt!ujctg 23042028=!!H[28!eqorctgf!vq!H[27!" 2Vjtqwij!fkxkfgpfu!cpf!gswkv{!tgrwtejcug!rtqitco!" 35S28!fkxkfgpf!qh!%1/41!eqorctgf!vq!5S27! fkxkfgpf!qh!%1/34! Hqewu!qp! Tgncvkqpujkru Ujctgjqnfgt! Tgvwtpu Gzrgpug!'!Etgfkv! Fkuekrnkpg Itqykpi!Tgxgpwg — %781OO!kpetgcug!kp!cxgtcig!nqcpu!)gz!e{enkecn!fgenkpgu!qh!%7;7OO!kp!Gpgti{! '!%523OO!kp!Oqtvicig!Dcpmgt* — %2/4D!kpetgcug!kp!cxgtcig!pqpkpvgtguv.dgctkpi!fgrqukvu-!vq!c!tgeqtf!ngxgn — 22&!kpetgcug!vq!cp!cnn.vkog!tgeqtf!tgxgpwg — 26&!kpetgcug!kp!pgv!kpvgtguv!kpeqog!cu!kpvgtguv!tcvgu!tqug!cpf!rtwfgpvn{!ocpcigf! nqcp!'!fgrqukv!rtkekpi — 6&!kpetgcug!kp!pqpkpvgtguv!kpeqog-!ykvj!c!nctig!kpetgcug!kp!ectf!hggu — 5&!tgfwevkqp!kp!gzrgpugu!cu!IGCT!Wr!kpkvkcvkxg!ucxkpiu!ygtg!fgnkxgtgf — Uvtqpi!etgfkv!swcnkv{!ykvj!pgv!etgfkv.tgncvgf!ejctig.qhhu!qh!2;!dru — 86&!kpetgcug!kp!gswkv{!dw{dcem!'!fkxkfgpf!kpetgcugf!41&3 — %835OO!tgvwtpgf!vq!ujctgjqnfgtu2-!c!69&!kpetgcug! 6 2S29!Hkpcpekcn!Ceeqornkujogpvu 4;&!kpetgcug!kp!pgv!kpeqog 4042029=!2S29!eqorctgf!vq!2S28!" 2Itqyvj!kp!Ectf!Hggu!gzenwfgu!ceeqwpvkpi!ejcpig Hqewu!qp! Tgncvkqpujkru Ujctgjqnfgt! Tgvwtpu Gzrgpug!'!Etgfkv! Fkuekrnkpg Itqykpi!Tgxgpwg — Jgnrgf!rtwfgpvn{!ocpcig!nqcp!'!fgrqukv!rtkekpi-!'!ockpvckp!uvtqpi!etgfkv!ogvtkeu — Tguwnvgf!kp!kpetgcug!kp!TQG!vq!25&-!htqo!21& — %8;OO-!qt!28&-!kpetgcug!kp!pgv!kpvgtguv!kpeqog! — Eqpvkpwgf!gzgewvkqp!qh!IGCT!Wr!ftqxg!itqyvj!kp!Ectf!Hggu2-!Hkfwekct{!'!Dtqmgtcig — Ghhkekgpe{!tcvkq!kortqxgu!vq!67&-!htqo!73&! — Pgv!ejctig.qhhu!tgockp!nqy!cv!34!dru — %312OO!tgvwtpgf!vq!ujctgjqnfgtu-!c!48&!kpetgcug — Cxgtcig!fknwvgf!ujctgu!fgenkpgf!6OO! 7

Qwvnqqm!cu!qh!5035029!" 2Cuuwogu!kpetgcugu!kp!Hgf!Hwpfu-!Rtkog!'!NKDQT/!Hqt!ogvjqfqnqi{!ugg!vjg!Eqorcp{”u!Hqto!21.M-!cu!hkngf! ykvj!vjg!UGE/!Guvkocvgu!ctg!dcugf!qp!ukowncvkqp!oqfgnkpi!cpcn{uku=!Vqvcn!H[29!kpenwfgu!3128!tcvg!tkugu!cpf!tcvg!tkug!kp!14029!" 3Uqwteg<! U'R!Inqdcn!Octmgv!Kpvgnnkigpeg!" 4Uqwteg<!5S28!rtguu!tgngcugu!qt!hkpcpekcn!uwrrngogpvu=!EHT!fcvc!rgt!U'R!Inqdcn!Octmgv!Kpvgnnkigpeg [0[!Guvkocvgf!Cffkvkqpcn!Pgv!Kpvgtguv!Kpeqog Dgpghkv!htqo!Tcvg!Kpetgcugu! Ftkxgu!ukipkhkecpv!tgxgpwg!itqyvj! Qwveqogu!oc{!cnuq!xct{!fwg!vq!c!pwodgt!qh!qvjgt!xctkcdngu!kp!cffkvkqp!vq! Hgf!Hwpf!tcvg!kpetgcugu!kpenwfkpi!dcncpeg!ujggv!oqxgogpvu-!uwej!cu! nqcp!'!fgrqukv!ngxgnu-!cu!ygnn!cu!kpetgogpvcn!hwpfkpi!pggfu! H[29!kpetgcug!qxgt!H[282<! Hwnn.{gct!3128!'![VF!kpetgcugu €%316.326OO! 8 H[28!kpetgcug!qxgt!H[27 €%311OO Nqyguv!Kpvgtguv.dgctkpi!Fgrqukv!Equv3 5S28 )Kp!dcuku!rqkpvu* Itgcvguv!Kpetgcug!kp!Nqcp![kgnfu4 5S28!xu/!5S27 )Kp!dcuku!rqkpvu* Rtwfgpv!Ocpcigogpv!qh!Nqcp!'!Fgrqukv!Rtkekpi 2;! 31! 34! 39! 45! 48! 51! 51! 56! 59! 59! 65! E O C E HT \ KQ P T H O VD J D C P D D V U VK M G [ HK VD D Q M H HJ P 44 79! 73! 58! 55! 55! 48! 39! 37! 36! 22! ;! E O C D Q M H O V D HJ P E H T HK VD T H J D C P D D V U V K \K Q P M G [ Hkzgf!Tcvg €21& 41.fc{!NKDQT! €71& 71.fc{,!NKDQT €26& Rtkog.Dcugf €26& Nqcpu!Rtgfqokpcpvn{!Hnqcvkpi!Tcvg! )%!kp!dknnkqpu=!5S28!Cxgtcig* Vqvcn! %59/; 9 Rtg.vcz!%!" Guvkocvgu!cpf!qwvnqqm!cu!qh!5035029!" 2Uqwteg!hqt!Rggt!Cxgtcig<!U'R!Inqdcn!Octmgv!Kpvgnnkigpeg=!hqt!nkuv!qh!Rggt!Dcpmu!tghgt! vq!ejctvu!kp!unkfg!8! IGCT!Wr<!Itqyvj!kp!Ghhkekgpe{!Cpf!Tgxgpwg Jgnrkpi!ftkxg!tgxgpwg!itqyvj!'!gzrgpug!tgfwevkqpu Gzrgpug! Dgpghkvu Tgxgpwg! Dgpghkvu 3127! %!;4OO!!!!!!!!!!!%!;4OO 3128!!!!!%!56OO!!!!!!!!!!!%249OO 3129!!€%58.68OO!!!!€%296.2;6OO 3128! €%!41OO €%!41OO! 3127!!!!!€%!36OO,!!!!€%!36OO, 3128!!!!€%236OO!!!!!!!€%261OO!! 3129! €%!51OO €%!81OO 312; €%!31OO €%!;1OO 3129!!!€%!61OO!!!!!!!!€%311OO 312;! €%!26OO!!!!!!!€%326OO Tguvtwevwtkpi! Gzrgpugu Kpetgogpvcn!!!!!!!!Vqvcn Itgcvgt!Tgxgpwg! Itqyvj2 )H[!3128!xu/!H[!3127* 22/35& ;/64& EOC Rggt!Cxgtcig 69/68& 72/53& EOC Rggt!Cxgtcig Jkijn{!Rtqfwevkxg Ghhkekgpe{!Tcvkq2 )H[!3128* Pqpkpvgtguv!Kpeqog! )%!kp!oknnkqpu* Pqpkpvgtguv!Gzrgpugu )%!kp!oknnkqpu* 2-162! 2-218! 3127 3128 ;4 56 2-;41! 2-971! 3127 3128 Tguvtwevwtkpi

" VO!Eqppgev!Oqdkng!'!Kphqtocvkqp!Tgrqtvkpi " Ewuvqogt!Okitcvkqp!vq!Uqhv!Vqmgpu " Tgvckn!Oqdkng!Crr!ykvj!Kpvgitcvgf!Cngtvu " Octmgvkpi!Cpcn{vkeu!Rtqitco " Eqogtkec!Egpvtcn!Writcfg " Ucog!Fc{!CEJ!Fgdkvu " Vtgcuwt{!Ocpcigogpv!Eqppgev!Rc{ogpvu! " \gnng Tgcn!Vkog!Rc{ogpvu " Eqpvcev!Egpvgt!Vtcpuhqtocvkqp! " Eqogtkec!Dwukpguu!Eqppgev!Rqtvcn!Writcfg " Fkikvcn!Tgcn!Vkog!Gptqnnogpvu " Pgy!Vgnngt!Rncvhqto!Gzrgtkgpeg " Htkevkqpnguu!Ugewtkv{!Ecrcdknkvkgu! " Writcfg!Dwukpguu!Fgrqukv!Ecrvwtg VgejXkukqp 3131 Rtgrctkpi!hqt!c!pgy!cig!kp!dcpmkpi Kpetgcug!Ghhkekgpe{!'!Tgfweg!Tkum! Gpjcpeg!Ewuvqogt!Gzrgtkgpeg 31 28 31 29 " Enqwf!Rncvhqto!cpf!Okitcvkqpu " Gpf.vq.gpf!Etgfkv!Rncvhqto " Ewuvqogt!Tgncvkqpujkr!Rncvhqto " Dwukpguu!Rtqeguu!cpf!Tqdqvkeu!Rncvhqtou " Yktg!Vtcpuhgt!U{uvgo!Writcfg " HZ!Ucngu!U{uvgo!Writcfg " Fcvc!Ncmg!Rncvhqto " Htcwf!Rtgxgpvkqp!Rncvhqto " Fcvc!Nquu!Rtgxgpvkqp " Yjqngucng!Nqemdqz!Writcfg " Pgy!eqpuwogt!nqcpu!'!oqtvicigu!rncvhqto! " Dgjcxkqtcn!oqpkvqtkpi!vq!tgfweg!yktg!htcwf " Kpvgitcvgf!Enqwf!ugewtkv{!'!tguknkgpe{ " Fgcngt!Hnqqtrncp!Writcfg " Pgy!GOX.gpcdngf!Fgdkv!Ectfu " Pgy!Gpf!Wugt!Eqnngciwg!Vgejpqnqikgu ; 23042028!" 2Gswkv{!tgrwtejcugf!wpfgt!gswkv{!tgrwtejcug!rtqitco! Cevkxg!Ecrkvcn!Ocpcigogpv Eqpvkpwg!vq!tgvwtp!gzeguu!ecrkvcn!vq!ujctgjqnfgtu Fkxkfgpfu!Rgt!Ujctg!Itqyvj %1/8; %1/94%1/9; %2/1; %2/31 3125 3126 3127 3128 2S29 Cppwcnk|gf 21 H[28!Ecrkvcn!Cevkqpu " Tgrwtejcugf!8/4OO!ujctgu2 " Kpetgcugf!fkxkfgpf!kp!Crtkn!'!Lwn{! " Tgvwtpgf!%835OO!vq!ujctgjqnfgtu-!c!69&!kpetgcug! qxgt!H[27 398! 35;! 353! 414! 642! 237! 254! 259! 265! 2;4! 524 4;3 4;1 568 835 3124 3125 3126 3127 3128 Fkxkfgpfu Gswkv{!Tgrwtejcugu Jkuvqtkecn!Ujctgjqnfgt!Rc{qwv )%!kp!oknnkqpu* 2%4;/33%52/46%54/14%55/58%57/18 3124 3125 3126 3127 3128 Dqqm!Xcnwg!Rgt!Ujctg

38& 31& 29& 29& 23& 22& 21& 21& ;& 8& 7& 1& EOC TH \KQP UVK HKVD DQMH MG[ JDCP OVD EHT DDV HJP MDY!Dcpm!27& Rggt!Dcpm!22& U'R!611!2;& EOC!Uvqem!Rtkeg!Dguv!Rgthqtocpeg!Coqpi!Rggt!Dcpmu Qwvrgthqtogf!U'R!611!kpfgz!'!MDY!Dcpm!kpfgz Jkijguv!2![gct! Crrtgekcvkqp2 )Fgegodgt!42-!3127!˜ Fgegodgt!42-!3128* 2Uqwteg<!U'R!Inqdcn!Octmgv!Kpvgnnkigpeg!" 3Uqwteg<!Dnqqodgti ;6& 69& EOC Rggt!Cxgtcig Jkijguv!4![gct! Vqvcn!Tgvwtp3 )23042028* 323& 23;& EOC Rggt!Cxgtcig Jkijguv!6![gct! Vqvcn!Tgvwtp3 )23042028* 21& 6& EOC Rggt!Cxgtcig [VF!Uvqem!Rtkeg! xu/ Rggtu2 )5031029* 22 Eqookvogpv!vq!Eqoowpkv{-!Fkxgtukv{!'!Uwuvckpcdknkv{ 23

Ftkxkpi!Kpvgtpcn!Hcevqtu 23042028!" 25S28!fkxkfgpf!qh!%1/41!eqorctgf!vq!5S27!fkxkfgpf!qh!%1/34! Eqogtkec<!Ygnn!Rqukvkqpgf!hqt!vjg!Hwvwtg Hqewugf!qp!gpjcpekpi!ujctgjqnfgt!xcnwg ITQYKPI! TGXGPWG Rqukvkqpgf!kp!hcuvgt!itqykpi! octmgvu!'!kpfwuvtkgu KPETGCUKPI! GHHKEKGPE[ Gzgewvkpi!IGCT!Wr!kpkvkcvkxg-! kpenwfkpi!vgejpqnqi{!kpxguvogpvu- vq!kpetgcug!ecrcekv{!'!rtqfwevkxkv{ OCPCIKPI! TKUM Uvtqpi-!eqpugtxcvkxg!etgfkv!ewnvwtg ECRKVCN! OCPCIGOGPV Kpetgcugf!H[28!ujctg!dw{dcem! 86&-!vq!%642OO-!'!kpetgcugf! fkxkfgpf!41&!kp!31282 24 Rqukvkxg!fgxgnqrogpvu!qp! ngikuncvkxg!'!uwrgtxkuqt{!htqpvu NQPI!JKUVQT[ PKODNG!UK\G %85D!KP!CUUGVU TGIWNCVQT[ TGNKGH VCZ! TGHQTO TKUKPI! TCVGU Dgpghkvu!Eqogtkec!'!qwt!ewuvqogtu! W/U/!geqpqo{!tgockpu!uqnkf!kp! gctn{!3129 Dcncpeg!ujggv!ygnn!rqukvkqpgf! hqt!tkukpi!tcvgu Gpeqwtcigf!d{!Gzvgtpcn!Hcevqtu GEQPQOKE! ITQYVJ